UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 24, 2018

KINSALE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37848 (Commission File Number)	98-0664337 (IRS Employer Identification No.)

2221 Edward Holland Drive, Suite 600 Richmond, VA 23230 (Address of principal executive offices)
(804) 289-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 25, 2018, the board of directors of Kinsale Capital Group, Inc. (the “Company”) approved amendments to Section 3.1 of the Company’s amended and restated by-laws (the “by-laws”) to change the voting standard for the election of directors from a plurality voting standard to a majority voting standard in uncontested elections. The by-laws previously provided for a plurality voting standard in both contested and uncontested elections of directors. Following the amendments, plurality voting will continue to be the voting standard in contested elections, which occurs when the number of director nominees exceeds the number of directors to be elected. The foregoing description of the amendments to the by-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the by-laws, filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company held its 2018 annual meeting of stockholders on May 24, 2018. Results of items presented for voting are listed below.

Proposal 1 - Amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the board of directors and make other ministerial changes.

For	Against	Abstain	Broker Non-Votes
16,738,073	5,358	839	1,599,693

Proposal 2 - Election of seven directors to serve on the Company’s board of directors until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

	For	Withhold	Broker Non-Votes
Michael P. Kehoe	16,607,241	137,029	1,599,693
Steven J. Bensinger	16,577,591	166,679	1,599,693
Anne C. Kronenberg	16,657,117	87,153	1,599,693
Robert Lippincott III	16,577,368	166,902	1,599,693
James J. Ritchie	16,642,583	101,687	1,599,693
Frederick L. Russell, Jr.	16,566,204	178,066	1,599,693
Gregory M. Share	16,652,877	91,393	1,599,693

Proposal 4 - Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
16,386,087	72,377	285,806	1,599,693

Proposal 5 - Advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,541,466	4,738	79,781	118,285	1,599,693

Proposal 6 - Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain
18,178,359	64,101	101,503

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of Kinsale Capital Group, Inc.
3.2	Amended and Restated By-Laws of Kinsale Capital Group, Inc., effective as of May 25, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinsale Capital Group, Inc.

Dated: May 24, 2018	By:	/s/ Bryan P. Petrucelli
Bryan P. Petrucelli
Senior Vice President, Chief Financial Officer and Treasurer